HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated August 1, 2012 to the Summary Prospectus
of the Oakmark Select Fund dated January 27, 2012 (the "Summary Prospectus")

Effective August 1, the following replaces the table entitled "Shareholder Fees" on page 1 of the Summary Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Effective August 1, the following replaces the paragraph under "Portfolio Managers" on page 3 of the Summary Prospectus.

William C. Nygren, C.F.A. manages the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception.

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